UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2017 (May 11, 2017)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.07.    Submission of Matters to a Vote of Security Holders.

     Norfolk Southern Corporation's (the “Corporation”) Annual Meeting of Shareholders was held on May 11, 2017.  The following persons were elected to the Board of Directors for a term of one year:

	FOR	AGAINST	ABSTAIN
Thomas D. Bell, Jr.	204,821,419	1,570,313	685,439
Erskine B. Bowles	204,498,395	2,121,535	457,241
Wesley G. Bush	204,954,065	1,622,180	500,926
Daniel A. Carp	202,360,899	4,066,249	650,023
Mitchell E. Daniels, Jr.	204,061,575	2,472,091	543,505
Marcela E. Donadio	204,896,975	1,474,056	706,139
Steven F. Leer	199,014,964	6,466,294	1,595,912
Michael D. Lockhart	205,232,755	1,335,984	508,432
Amy E. Miles	204,198,038	2,368,351	510,782
Martin H. Nesbitt	204,790,762	1,572,817	713,592
James A. Squires	199,358,579	6,706,131	1,012,461
John R. Thompson	204,152,540	2,231,115	693,516

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for 2017.  Shareholders cast 247,745,480 votes for the appointment; 3,633,748 votes against the appointment; and abstained from casting 647,692 votes on the appointment of the independent registered public accounting firm.

Shareholders approved, on an advisory basis, the compensation of the Corporation's Named Executive Officers.  Shareholders cast 198,238,940 votes for the approval; 7,502,805 votes against the approval; and abstained from casting 1,335,426 votes on the approval of the compensation of the Corporation's Named Executive Officers.

Shareholders approved, on an advisory basis, an annual advisory resolution on executive compensation. Shareholders cast 182,218,646 votes for a resolution every year; 1,123,504 votes for a resolution every two years; 22,796,000 votes for a resolution every three years; and abstained from casting 939,021 votes on the frequency of the advisory resolution on executive compensation.

In light of the results with respect to the advisory resolution on the frequency of the executive compensation resolution, the Corporation’s Board of Directors decided that the Corporation will include an advisory resolution on the compensation of named executive officers in the Corporation’s proxy materials on an annual basis, until such time as another advisory resolution is held on the frequency of such advisory resolution on executive compensation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary
Date:  May 16, 2017